UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                   ----------

                    TEMPLETON GLOBAL SMALLER COMPANIES FUND
               ---------------------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS

                                                                 AUGUST 31, 2005
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                   ANNUAL REPORT AND SHAREHOLDER LETTER     |      GLOBAL
--------------------------------------------------------------------------------


                                TEMPLETON GLOBAL
                             SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
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                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.



MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

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Not part of the annual report

                     Contents

SHAREHOLDER LETTER ......................  1






ANNUAL REPORT

Templeton Global Smaller
Companies Fund ..........................  3

Performance Summary .....................  8

Your Fund's Expenses .................... 13

Financial Highlights and
Statement of Investments ................ 15

Financial Statements .................... 24

Notes to Financial Statements ........... 28

Report of Independent
Registered Public
Accounting Firm ......................... 37

Tax Designation ......................... 38

Board Members
and Officers ............................ 42

Shareholder Information ................. 48



Annual Report

Templeton Global Smaller
Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies, as defined in the Fund's prospectus, including emerging markets.




--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Smaller Companies Fund's annual report for the fiscal year ended August 31, 2005.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Smaller Companies Fund - Class A posted a 26.78% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted an 18.69% total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.


ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in the 12-month period ended August 31, 2005, at a pace that appeared to defy prior expectations of a global slowdown. U.S. gross domestic product (GDP) has expanded during fifteen consecutive quarters, with an annualized growth rate at or above 3.3% in each of the past nine. Apart from western Europe, foreign growth also appeared to be beating the expectations of a slowdown. China's industrial production and GDP expanded at annualized rates of 16.4% and 9.5% for the



1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05
Europe                                                         35.9%
Asia                                                           30.6%
North America                                                  20.7%
Australia & New Zealand                                         4.0%
Middle East & Africa                                            1.4%
Latin America                                                   0.6%
Short-Term Investments & Other Net Assets                       6.8%


first half of 2005, and Japan's economic outlook seemed brighter after GDP grew 4.9% and 3.3% annualized in the first and second quarters of 2005. 2 More recently, Japanese domestic demand continued to recover underpinned by strengthening private consumption and business investment.

Oil prices remained a major concern for the global economy as they climbed higher, reaching a record price of almost $70 per barrel in August. 3 Rising energy costs impacted companies and sentiment around the world. Continental European economic growth lagged as consumer and business sentiment were weak for a number of reasons in addition to high energy costs. This region continued to face political and economic integration issues. Unemployment in Germany and France remained at or above 10%. 4 Largely in consideration of these factors, the European Central Bank (ECB) revised its growth expectations for the 12-nation euro zone. The ECB lowered its 2005 GDP growth estimate to a more modest range of 1.1% to 1.7% from a December 2004 forecast of 1.4% to 2.4%. In the political arena, France and the Netherlands defeated a referendum to adopt a European constitution, raising some uncertainty about the European Union's political future.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the fiscal year. In the 12-month period, European equity markets returned 26.06%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents. 5 The MSCI Pacific Index, which includes Japan, returned 17.50% in local currencies over the same period. 6 U.S. markets, as measured by the MSCI USA Index, returned 13.24%. 7 While the U.S. dollar depreciated in the foreign exchange market in the first half of the period, it appreciated in the latter half. Overall for the year under review, foreign currency conversion had little effect on European and Pacific region investment returns.


INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when



2. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).
3. Source: Bloomberg Energy/Commodity Service.
4. Sources: Deutsche Bundesbank (Germany); INSEE National Statistics Office (France). Unemployment data for France as of 7/31/05.
5. Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.
6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.
7. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

4 |  Annual Report
a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by evaluating future earnings and cash flow growth potential. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our average holding period is four to five years.


MANAGER'S DISCUSSION

Several Fund holdings performed well during the 12 months under review. Australia-based Iluka Resources, the world's largest pure mineral sands company, was the Fund's top contributor to Fund performance during the review period. The company is a leading producer and processor of zircon, and its shares increased in value due to low inventories and high mineral prices. Zircon prices increased from $450 per ton at the beginning of 2004 to $650 per ton by period-end. Iluka's management team indicated it anticipates zircon prices as high as $750 within the next year. Zircon is primarily used for its high temperature and chemical resistance properties in the ceramics and refractory industries, which makes it ideal for use in commercial nuclear power plants. The company's stock price reacted positively to speculation of a possible takeover attempt by the Kolsen consortium, which in association with Buka Minerals owns an approximate 7.25% stake in Iluka. However, Iluka's management team denied any discussion with either Kolsen or Buka regarding their investment. Despite the recent share price increase, our outlook for the company remained positive at period-end.

Shares of Netherlands-based pharmaceutical distributor and retailer OPG Groep also appreciated strongly and contributed to Fund performance. The company benefited from aging demographic trends and a shift to home care treatment products. Originally a pure wholesaler, OPG expanded its business by developing a proprietary retail pharmacy chain in the Netherlands, which led to increased profit margins for the company. Despite its higher margins, OPG traded at a discount to many of its peers and consistent with our investment strategy, we considered the company's shares represented a good value based on OPG's solid growth prospects, low valuations and attractive dividend yield.

Another top contributor to Fund performance during the Fund's fiscal year was GameStop. Based in Dallas, Texas, GameStop operates specialty electronic game and PC entertainment software stores throughout the U.S., Puerto Rico


TOP 10 HOLDINGS
8/31/05

-----------------------------------------------------
  COMPANY                                % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY               NET ASSETS
-----------------------------------------------------
  Vestas Wind Systems AS                       2.5%
   ELECTRICAL EQUIPMENT, DENMARK
-----------------------------------------------------
  OPG Groep NV                                 2.1%
   HEALTH CARE PROVIDERS & SERVICES,
   NETHERLANDS
-----------------------------------------------------
  Bodycote International PLC                   2.0%
   MACHINERY, U.K.
-----------------------------------------------------
  MDS Inc.                                     1.5%
   HEALTH CARE PROVIDERS & SERVICES,
   CANADA
-----------------------------------------------------
  Coinstar Inc.                                1.5%
   COMMERCIAL SERVICES & SUPPLIES, U.S.
-----------------------------------------------------
  Orbotech Ltd.                                1.4%
   ELECTRONIC EQUIPMENT & INSTRUMENTS,
   ISRAEL
-----------------------------------------------------
  Vedior NV                                    1.4%
   COMMERCIAL SERVICES & SUPPLIES,
   NETHERLANDS
-----------------------------------------------------
  Bank of Pusan                                1.4%
   COMMERCIAL BANKS, SOUTH KOREA
-----------------------------------------------------
  Arcadis NV                                   1.4%
   CONSTRUCTION & ENGINEERING,
   NETHERLANDS
-----------------------------------------------------
  Imtech NV                                    1.4%
   CONSTRUCTION & ENGINEERING,
   NETHERLANDS
-----------------------------------------------------


                                                               Annual Report | 5
and Guam. GameStop satisfies a niche in the video game industry by allowing its customers to trade in their used video game products for store credits and apply those credits toward the purchase of other in-store merchandise. We believed that not only did this build customer loyalty to the brand, but that it was also a key driver of sales. With one of the largest assortments of new and used video game hardware, the company was well positioned to benefit from the growth of the video games industry. Due to substantial price appreciation, we recently took profits in GameStop.

Some of our holdings did not perform well over the past year and detracted from Fund performance. One example is Hong Kong knitted textiles manufacturer Fountain Set Holdings. Fountain Set shares came under pressure during the period due to a surge in cotton prices. Cotton accounts for a large portion of knitted fabrics' manufacturing costs, and the company was unable to pass on the higher costs to their customers. Despite recent stock price weakness, at period-end our long-term outlook for the company remained positive, as we continued to believe the shares were undervalued and that cotton prices should eventually weaken. The company's technologically advanced manufacturing facilities enable it to produce fine-quality fabrics at competitive prices and we believe that adds to the company's attractiveness.

Like Fountain Set, AcBel Polytech had a negative impact on Fund performance, and yet at period-end, following our strategy we continued to believe AcBel's underlying fundamentals warranted investment due to its strong growth prospects, low valuation and attractive dividend yield. AcBel manufactures standard and custom switching power supplies and power system products. The company's products include personal computer, web server and telecom power supplies in addition to low-voltage switching regulators and direct-current converters. This company is not widely followed by sell-side analysts and hence many positive aspects of its business are not well understood. At period-end we remained comfortable with our holdings for the long term.

Also hindering performance during the period was China Pharmaceutical Group. The company is a leading global supplier of bulk vitamin C, penicillin and cephalosporin. Although higher raw material and energy costs dragged on China Pharmaceutical's shares during the period, we continued to believe the company is the most efficient producer of vitamin C and penicillin in China, as reflected by its superior operating margins and higher return on equity. China Pharmaceutical's competitiveness should be sustainable going forward, given high barriers to entry in terms of capacity, technological know-how, and the integrated nature of production. Because of the company's leading market position, we think China Pharmaceutical should further benefit from China's focus on being a global manufacturing base for bulk pharmaceuticals. Chinese pharmaceutical producers have recently managed to gain market share in the



6 |  Annual Report
global pharmaceutical market because of lower labor and utility costs, less stringent environmental regulations, and steady improvement in production efficiency.

We thank you for your interest in Templeton Global Smaller Companies Fund, welcome your questions and comments, and look forward to serving your future investment needs.



[PHOTO OMITTED]


/S/Tucker Scott


Tucker Scott, CFA


[PHOTO OMITTED]


/S/Cynthia Sweeting


Cynthia Sweeting, CFA
Portfolio Management Team
Templeton Global Smaller Companies Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------
  CLASS A  (SYMBOL: TEMGX)                                 CHANGE           8/31/05          8/31/04
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.13             $9.82            $8.69
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.1037
------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.9103
------------------------------------------------------------------------------------------------------
        TOTAL                                $1.0140
------------------------------------------------------------------------------------------------------
  CLASS B  (SYMBOL: N/A)                                   CHANGE           8/31/05          8/31/04
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.08             $9.50            $8.42
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0153
------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.9103
------------------------------------------------------------------------------------------------------
        TOTAL                                $0.9256
------------------------------------------------------------------------------------------------------
  CLASS C  (SYMBOL: TESGX)                                 CHANGE           8/31/05          8/31/04
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.10             $9.65            $8.55
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.0274
------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.9103
------------------------------------------------------------------------------------------------------
        TOTAL                                $0.9377
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS  (SYMBOL: TGSAX)                           CHANGE           8/31/05          8/31/04
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.13             $9.84            $8.71
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.1265
------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.9103
------------------------------------------------------------------------------------------------------
        TOTAL                                $1.0368
------------------------------------------------------------------------------------------------------

Templeton Global Smaller Companies Fund paid distributions derived from long-term capital gains totaling 91.03 cents per share in October and December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

8 |  Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              26.78%          63.29%           112.82%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          19.50%           8.99%             7.20%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,950         $15,381           $20,048
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     17.82%          10.61%             7.33%
---------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              25.86%          57.36%            74.89%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          21.86%           9.21%             8.75%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,186         $15,536           $17,489
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     20.07%          10.77%             8.99%
---------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              25.74%          57.40%            97.08%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          24.74%           9.50%             7.02%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,474         $15,740           $19,708
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     23.10%          11.09%             7.15%
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              27.07%          65.61%           118.67%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          27.07%          10.62%             8.14%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,707         $16,561           $21,867
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     24.19%          10.98%             9.69%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
  CLASS A                     8/31/05
-------------------------------------------
  1-Year                       19.50%
-------------------------------------------
  5-Year                        8.99%
-------------------------------------------
  10-Year                       7.20%
-------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Global Smaller Companies Fund - Class A with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 9/1/95 to 8/31/05.

          Templeton Global Smaller
Period    Companies Fund - Class A  MSCI World Index 6        CPI 6
9/1/95              $9,420            $10,000                $10,000
9/30/95             $9,538            $10,293                $10,020
10/31/95            $9,211            $10,133                $10,052
11/30/95            $9,281            $10,487                $10,046
12/31/95            $9,389            $10,795                $10,039
1/31/96             $9,648            $10,993                $10,098
2/29/96             $9,931            $11,062                $10,131
3/31/96            $10,078            $11,248                $10,183
4/30/96            $10,325            $11,514                $10,222
5/31/96            $10,521            $11,526                $10,242
6/30/96            $10,595            $11,587                $10,249
7/31/96            $10,165            $11,179                $10,268
8/31/96            $10,521            $11,310                $10,288
9/30/96            $10,694            $11,755                $10,320
10/31/96           $10,847            $11,839                $10,353
11/30/96           $11,151            $12,504                $10,373
12/31/96           $11,463            $12,306                $10,373
1/31/97            $11,669            $12,457                $10,405
2/28/97            $11,806            $12,602                $10,438
3/31/97            $11,737            $12,355                $10,464
4/30/97            $11,724            $12,761                $10,477
5/31/97            $12,272            $13,551                $10,471
6/30/97            $12,766            $14,229                $10,484
7/31/97            $13,109            $14,887                $10,497
8/31/97            $13,067            $13,893                $10,517
9/30/97            $13,602            $14,650                $10,543
10/31/97           $12,581            $13,881                $10,569
11/30/97           $12,293            $14,129                $10,562
12/31/97           $12,273            $14,303                $10,549
1/31/98            $11,872            $14,704                $10,569
2/28/98            $12,866            $15,701                $10,589
3/31/98            $13,490            $16,367                $10,608
4/30/98            $13,594            $16,529                $10,628
5/31/98            $13,297            $16,324                $10,647
6/30/98            $12,718            $16,714                $10,661
7/31/98            $12,258            $16,690                $10,674
8/31/98            $10,240            $14,466                $10,687
9/30/98            $10,136            $14,725                $10,700
10/31/98           $10,364            $16,058                $10,726
11/30/98           $10,767            $17,016                $10,726
12/31/98           $10,875            $17,850                $10,719
1/31/99            $10,426            $18,243                $10,746
2/28/99            $10,070            $17,760                $10,759
3/31/99            $10,349            $18,502                $10,791
4/30/99            $11,325            $19,234                $10,870
5/31/99            $11,170            $18,534                $10,870
6/30/99            $11,480            $19,401                $10,870
7/31/99            $11,588            $19,346                $10,903
8/31/99            $11,464            $19,314                $10,929
9/30/99            $11,092            $19,129                $10,981
10/31/99           $11,070            $20,126                $11,001
11/30/99           $11,270            $20,695                $11,007
12/31/99           $11,974            $22,373                $11,007
1/31/00            $11,806            $21,094                $11,040
2/29/00            $12,176            $21,154                $11,105
3/31/00            $12,563            $22,619                $11,197
4/30/00            $11,974            $21,665                $11,203
5/31/00            $11,789            $21,119                $11,216
6/30/00            $12,277            $21,833                $11,275
7/31/00            $12,176            $21,221                $11,302
8/31/00            $12,277            $21,914                $11,302
9/30/00            $11,688            $20,751                $11,360
10/31/00           $11,050            $20,406                $11,380
11/30/00           $10,578            $19,170                $11,387
12/31/00           $10,971            $19,483                $11,380
1/31/01            $11,552            $19,861                $11,452
2/28/01            $11,341            $18,185                $11,498
3/31/01            $10,337            $16,994                $11,524
4/30/01            $10,795            $18,254                $11,570
5/31/01            $11,306            $18,028                $11,622
6/30/01            $11,059            $17,465                $11,642
7/31/01            $10,848            $17,235                $11,609
8/31/01            $10,742            $16,411                $11,609
9/30/01             $9,280            $14,967                $11,661
10/31/01            $9,627            $15,256                $11,622
11/30/01           $10,250            $16,160                $11,602
12/31/01           $10,784            $16,264                $11,557
1/31/02            $10,908            $15,773                $11,583
2/28/02            $11,211            $15,639                $11,629
3/31/02            $12,189            $16,334                $11,694
4/30/02            $12,581            $15,785                $11,759
5/31/02            $12,777            $15,822                $11,759
6/30/02            $12,065            $14,865                $11,766
7/31/02            $10,695            $13,614                $11,779
8/31/02            $10,356            $13,642                $11,818
9/30/02             $9,396            $12,145                $11,838
10/31/02            $9,656            $13,043                $11,857
11/30/02            $9,997            $13,749                $11,857
12/31/02            $9,836            $13,086                $11,831
1/31/03             $9,477            $12,690                $11,884
2/28/03             $8,992            $12,473                $11,975
3/31/03             $9,028            $12,439                $12,047
4/30/03             $9,944            $13,550                $12,021
5/31/03            $10,985            $14,331                $12,001
6/30/03            $11,379            $14,584                $12,014
7/31/03            $12,062            $14,883                $12,027
8/31/03            $12,851            $15,208                $12,073
9/30/03            $13,067            $15,305                $12,112
10/31/03           $14,048            $16,216                $12,099
11/30/03           $14,302            $16,467                $12,067
12/31/03           $15,084            $17,504                $12,054
1/31/04            $15,558            $17,789                $12,112
2/29/04            $16,231            $18,093                $12,178
3/31/04            $15,994            $17,980                $12,256
4/30/04            $15,776            $17,622                $12,296
5/31/04            $15,667            $17,794                $12,368
6/30/04            $16,176            $18,167                $12,407
7/31/04            $15,758            $17,579                $12,387
8/31/04            $15,812            $17,663                $12,394
9/30/04            $16,413            $18,003                $12,420
10/31/04           $16,816            $18,448                $12,485
11/30/04           $18,135            $19,425                $12,492
12/31/04           $19,047            $20,173                $12,446
1/31/05            $18,761            $19,722                $12,472
2/28/05            $19,517            $20,356                $12,544
3/31/05            $19,292            $19,971                $12,642
4/30/05            $18,455            $19,548                $12,727
5/31/05            $18,823            $19,910                $12,714
6/30/05            $19,251            $20,091                $12,721
7/31/05            $20,088            $20,798                $12,780
8/31/05            $20,048            $20,964                $12,845

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
  CLASS B                     8/31/05
------------------------------------------
  1-Year                       21.86%
------------------------------------------
  5-Year                        9.21%
------------------------------------------
  Since Inception (1/1/99)      8.75%
------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Global Smaller Companies Fund - Class B with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 1/1/99 to 8/31/05.

          Templeton Global Smaller
Period    Companies Fund - Class B  MSCI World Index 6        CPI 6
1/1/99             $10,000            $10,000                $10,000
1/31/99             $9,573            $10,220                $10,024
2/28/99             $9,245             $9,950                $10,037
3/31/99             $9,487            $10,366                $10,067
4/30/99            $10,385            $10,776                $10,140
5/31/99            $10,242            $10,383                $10,140
6/30/99            $10,513            $10,869                $10,140
7/31/99            $10,613            $10,838                $10,171
8/31/99            $10,484            $10,820                $10,195
9/30/99            $10,142            $10,717                $10,244
10/31/99           $10,118            $11,275                $10,262
11/30/99           $10,287            $11,594                $10,268
12/31/99           $10,914            $12,534                $10,268
1/31/00            $10,759            $11,818                $10,299
2/29/00            $11,084            $11,851                $10,360
3/31/00            $11,423            $12,672                $10,445
4/30/00            $10,883            $12,137                $10,451
5/31/00            $10,713            $11,831                $10,464
6/30/00            $11,145            $12,231                $10,519
7/31/00            $11,037            $11,889                $10,543
8/31/00            $11,114            $12,277                $10,543
9/30/00            $10,590            $11,626                $10,598
10/31/00            $9,985            $11,432                $10,616
11/30/00            $9,569            $10,740                $10,622
12/31/00            $9,929            $10,915                $10,616
1/31/01            $10,428            $11,127                $10,683
2/28/01            $10,235            $10,188                $10,726
3/31/01             $9,332             $9,520                $10,750
4/30/01             $9,719            $10,227                $10,793
5/31/01            $10,187            $10,100                $10,842
6/30/01             $9,961             $9,785                $10,860
7/31/01             $9,751             $9,656                $10,830
8/31/01             $9,655             $9,194                $10,830
9/30/01             $8,333             $8,385                $10,879
10/31/01            $8,645             $8,547                $10,842
11/30/01            $9,180             $9,054                $10,824
12/31/01            $9,667             $9,112                $10,781
1/31/02             $9,764             $8,837                $10,805
2/28/02            $10,023             $8,761                $10,848
3/31/02            $10,915             $9,151                $10,909
4/30/02            $11,240             $8,843                $10,970
5/31/02            $11,418             $8,864                $10,970
6/30/02            $10,769             $8,328                $10,976
7/31/02             $9,553             $7,627                $10,988
8/31/02             $9,245             $7,643                $11,025
9/30/02             $8,385             $6,804                $11,043
10/31/02            $8,612             $7,307                $11,062
11/30/02            $8,906             $7,703                $11,062
12/31/02            $8,759             $7,331                $11,037
1/31/03             $8,417             $7,110                $11,086
2/28/03             $7,992             $6,988                $11,171
3/31/03             $8,009             $6,969                $11,239
4/30/03             $8,824             $7,591                $11,214
5/31/03             $9,754             $8,029                $11,196
6/30/03            $10,080             $8,170                $11,208
7/31/03            $10,684             $8,338                $11,220
8/31/03            $11,369             $8,520                $11,263
9/30/03            $11,548             $8,574                $11,300
10/31/03           $12,411             $9,085                $11,287
11/30/03           $12,642             $9,225                $11,257
12/31/03           $13,318             $9,806                $11,245
1/31/04            $13,731             $9,966                $11,300
2/29/04            $14,309            $10,136                $11,361
3/31/04            $14,094            $10,073                $11,434
4/30/04            $13,896             $9,872                $11,470
5/31/04            $13,780             $9,969                $11,538
6/30/04            $14,226            $10,178                $11,574
7/31/04            $13,846             $9,848                $11,556
8/31/04            $13,896             $9,895                $11,562
9/30/04            $14,408            $10,086                $11,586
10/31/04           $14,757            $10,335                $11,647
11/30/04           $15,893            $10,883                $11,653
12/31/04           $16,680            $11,301                $11,611
1/31/05            $16,423            $11,049                $11,635
2/28/05            $17,085            $11,404                $11,702
3/31/05            $16,864            $11,188                $11,794
4/30/05            $16,128            $10,951                $11,873
5/31/05            $16,441            $11,154                $11,861
6/30/05            $16,809            $11,256                $11,867
7/31/05            $17,526            $11,651                $11,922
8/31/05            $17,489            $11,745                $11,983

10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
  CLASS C                     8/31/05
------------------------------------------
  1-Year                       24.74%
------------------------------------------
  5-Year                        9.50%
------------------------------------------
  10-Year                       7.02%
------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Global Smaller Companies Fund - Class C with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 9/1/95 to 8/31/05.

          Templeton Global Smaller
Period    Companies Fund - Class C  MSCI World Index 6        CPI 6
9/1/95             $10,000            $10,000                $10,000
9/30/95            $10,114            $10,293                $10,020
10/31/95            $9,752            $10,133                $10,052
11/30/95            $9,826            $10,487                $10,046
12/31/95            $9,923            $10,795                $10,039
1/31/96            $10,198            $10,993                $10,098
2/29/96            $10,499            $11,062                $10,131
3/31/96            $10,642            $11,248                $10,183
4/30/96            $10,891            $11,514                $10,222
5/31/96            $11,100            $11,526                $10,242
6/30/96            $11,178            $11,587                $10,249
7/31/96            $10,708            $11,179                $10,268
8/31/96            $11,074            $11,310                $10,288
9/30/96            $11,257            $11,755                $10,320
10/31/96           $11,401            $11,839                $10,353
11/30/96           $11,724            $12,504                $10,373
12/31/96           $12,042            $12,306                $10,373
1/31/97            $12,260            $12,457                $10,405
2/28/97            $12,390            $12,602                $10,438
3/31/97            $12,303            $12,355                $10,464
4/30/97            $12,289            $12,761                $10,477
5/31/97            $12,855            $13,551                $10,471
6/30/97            $13,362            $14,229                $10,484
7/31/97            $13,711            $14,887                $10,497
8/31/97            $13,667            $13,893                $10,517
9/30/97            $14,218            $14,650                $10,543
10/31/97           $13,131            $13,881                $10,569
11/30/97           $12,826            $14,129                $10,562
12/31/97           $12,805            $14,303                $10,549
1/31/98            $12,367            $14,704                $10,569
2/28/98            $13,399            $15,701                $10,589
3/31/98            $14,024            $16,367                $10,608
4/30/98            $14,118            $16,529                $10,628
5/31/98            $13,790            $16,324                $10,647
6/30/98            $13,180            $16,714                $10,661
7/31/98            $12,695            $16,690                $10,674
8/31/98            $10,600            $14,466                $10,687
9/30/98            $10,491            $14,725                $10,700
10/31/98           $10,725            $16,058                $10,726
11/30/98           $11,147            $17,016                $10,726
12/31/98           $11,244            $17,850                $10,719
1/31/99            $10,773            $18,243                $10,746
2/28/99            $10,384            $17,760                $10,759
3/31/99            $10,676            $18,502                $10,791
4/30/99            $11,682            $19,234                $10,870
5/31/99            $11,520            $18,534                $10,870
6/30/99            $11,812            $19,401                $10,870
7/31/99            $11,925            $19,346                $10,903
8/31/99            $11,796            $19,314                $10,929
9/30/99            $11,406            $19,129                $10,981
10/31/99           $11,387            $20,126                $11,001
11/30/99           $11,578            $20,695                $11,007
12/31/99           $12,277            $22,373                $11,007
1/31/00            $12,120            $21,094                $11,040
2/29/00            $12,468            $21,154                $11,105
3/31/00            $12,869            $22,619                $11,197
4/30/00            $12,259            $21,665                $11,203
5/31/00            $12,068            $21,119                $11,216
6/30/00            $12,555            $21,833                $11,275
7/31/00            $12,451            $21,221                $11,302
8/31/00            $12,521            $21,914                $11,302
9/30/00            $11,929            $20,751                $11,360
10/31/00           $11,261            $20,406                $11,380
11/30/00           $10,793            $19,170                $11,387
12/31/00           $11,180            $19,483                $11,380
1/31/01            $11,759            $19,861                $11,452
2/28/01            $11,524            $18,185                $11,498
3/31/01            $10,509            $16,994                $11,524
4/30/01            $10,962            $18,254                $11,570
5/31/01            $11,470            $18,028                $11,622
6/30/01            $11,216            $17,465                $11,642
7/31/01            $10,980            $17,235                $11,609
8/31/01            $10,872            $16,411                $11,609
9/30/01             $9,386            $14,967                $11,661
10/31/01            $9,735            $15,256                $11,622
11/30/01           $10,351            $16,160                $11,602
12/31/01           $10,895            $16,264                $11,557
1/31/02            $11,022            $15,773                $11,583
2/28/02            $11,312            $15,639                $11,629
3/31/02            $12,291            $16,334                $11,694
4/30/02            $12,672            $15,785                $11,759
5/31/02            $12,871            $15,822                $11,759
6/30/02            $12,146            $14,865                $11,766
7/31/02            $10,768            $13,614                $11,779
8/31/02            $10,424            $13,642                $11,818
9/30/02             $9,445            $12,145                $11,838
10/31/02            $9,711            $13,043                $11,857
11/30/02           $10,039            $13,749                $11,857
12/31/02            $9,875            $13,086                $11,831
1/31/03             $9,493            $12,690                $11,884
2/28/03             $9,002            $12,473                $11,975
3/31/03             $9,039            $12,439                $12,047
4/30/03             $9,948            $13,550                $12,021
5/31/03            $10,984            $14,331                $12,001
6/30/03            $11,366            $14,584                $12,014
7/31/03            $12,039            $14,883                $12,027
8/31/03            $12,839            $15,208                $12,073
9/30/03            $13,039            $15,305                $12,112
10/31/03           $14,005            $16,216                $12,099
11/30/03           $14,262            $16,467                $12,067
12/31/03           $15,032            $17,504                $12,054
1/31/04            $15,490            $17,789                $12,112
2/29/04            $16,131            $18,093                $12,178
3/31/04            $15,893            $17,980                $12,256
4/30/04            $15,673            $17,622                $12,296
5/31/04            $15,545            $17,794                $12,368
6/30/04            $16,058            $18,167                $12,407
7/31/04            $15,618            $17,579                $12,387
8/31/04            $15,673            $17,663                $12,394
9/30/04            $16,260            $18,003                $12,420
10/31/04           $16,657            $18,448                $12,485
11/30/04           $17,938            $19,425                $12,492
12/31/04           $18,830            $20,173                $12,446
1/31/05            $18,523            $19,722                $12,472
2/28/05            $19,279            $20,356                $12,544
3/31/05            $19,034            $19,971                $12,642
4/30/05            $18,197            $19,548                $12,727
5/31/05            $18,544            $19,910                $12,714
6/30/05            $18,952            $20,091                $12,721
7/31/05            $19,769            $20,798                $12,780
8/31/05            $19,708            $20,964                $12,845


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
  ADVISOR CLASS 5             8/31/05
------------------------------------------
  1-Year                       27.07%
------------------------------------------
  5-Year                       10.62%
------------------------------------------
  10-Year                       8.14%
------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Global Smaller Companies Fund - Advisor Class 5 with that of the MSCI World Index 6 and the CPI 6 based on a $10,000 investment from 9/1/95 to 8/31/05.

          Templeton Global Smaller
              Companies Fund -
Period       Advisor Class 5      MSCI World Index 6          CPI 6
9/1/95             $10,000            $10,000                $10,000
9/30/95            $10,125            $10,293                $10,020
10/31/95            $9,778            $10,133                $10,052
11/30/95            $9,853            $10,487                $10,046
12/31/95            $9,967            $10,795                $10,039
1/31/96            $10,242            $10,993                $10,098
2/29/96            $10,542            $11,062                $10,131
3/31/96            $10,699            $11,248                $10,183
4/30/96            $10,960            $11,514                $10,222
5/31/96            $11,169            $11,526                $10,242
6/30/96            $11,248            $11,587                $10,249
7/31/96            $10,790            $11,179                $10,268
8/31/96            $11,169            $11,310                $10,288
9/30/96            $11,352            $11,755                $10,320
10/31/96           $11,515            $11,839                $10,353
11/30/96           $11,838            $12,504                $10,373
12/31/96           $12,169            $12,306                $10,373
1/31/97            $12,446            $12,457                $10,405
2/28/97            $12,578            $12,602                $10,438
3/31/97            $12,520            $12,355                $10,464
4/30/97            $12,505            $12,761                $10,477
5/31/97            $13,104            $13,551                $10,471
6/30/97            $13,615            $14,229                $10,484
7/31/97            $13,995            $14,887                $10,497
8/31/97            $13,951            $13,893                $10,517
9/30/97            $14,535            $14,650                $10,543
10/31/97           $13,454            $13,881                $10,569
11/30/97           $13,146            $14,129                $10,562
12/31/97           $13,121            $14,303                $10,549
1/31/98            $12,693            $14,704                $10,569
2/28/98            $13,771            $15,701                $10,589
3/31/98            $14,421            $16,367                $10,608
4/30/98            $14,547            $16,529                $10,628
5/31/98            $14,231            $16,324                $10,647
6/30/98            $13,613            $16,714                $10,661
7/31/98            $13,106            $16,690                $10,674
8/31/98            $10,950            $14,466                $10,687
9/30/98            $10,855            $14,725                $10,700
10/31/98           $11,107            $16,058                $10,726
11/30/98           $11,538            $17,016                $10,726
12/31/98           $11,654            $17,850                $10,719
1/31/99            $11,173            $18,243                $10,746
2/28/99            $10,793            $17,760                $10,759
3/31/99            $11,091            $18,502                $10,791
4/30/99            $12,135            $19,234                $10,870
5/31/99            $11,986            $18,534                $10,870
6/30/99            $12,317            $19,401                $10,870
7/31/99            $12,433            $19,346                $10,903
8/31/99            $12,301            $19,314                $10,929
9/30/99            $11,920            $19,129                $10,981
10/31/99           $11,896            $20,126                $11,001
11/30/99           $12,111            $20,695                $11,007
12/31/99           $12,860            $22,373                $11,007
1/31/00            $12,697            $21,094                $11,040
2/29/00            $13,077            $21,154                $11,105
3/31/00            $13,510            $22,619                $11,197
4/30/00            $12,878            $21,665                $11,203
5/31/00            $12,697            $21,119                $11,216
6/30/00            $13,203            $21,833                $11,275
7/31/00            $13,113            $21,221                $11,302
8/31/00            $13,203            $21,914                $11,302
9/30/00            $12,589            $20,751                $11,360
10/31/00           $11,891            $20,406                $11,380
11/30/00           $11,403            $19,170                $11,387
12/31/00           $11,826            $19,483                $11,380
1/31/01            $12,432            $19,861                $11,452
2/28/01            $12,224            $18,185                $11,498
3/31/01            $11,144            $16,994                $11,524
4/30/01            $11,617            $18,254                $11,570
5/31/01            $12,186            $18,028                $11,622
6/30/01            $11,921            $17,465                $11,642
7/31/01            $11,693            $17,235                $11,609
8/31/01            $11,598            $16,411                $11,609
9/30/01            $10,026            $14,967                $11,661
10/31/01           $10,393            $15,256                $11,622
11/30/01           $11,066            $16,160                $11,602
12/31/01           $11,643            $16,264                $11,557
1/31/02            $11,796            $15,773                $11,583
2/28/02            $12,103            $15,639                $11,629
3/31/02            $13,179            $16,334                $11,694
4/30/02            $13,602            $15,785                $11,759
5/31/02            $13,813            $15,822                $11,759
6/30/02            $13,045            $14,865                $11,766
7/31/02            $11,565            $13,614                $11,779
8/31/02            $11,220            $13,642                $11,818
9/30/02            $10,182            $12,145                $11,838
10/31/02           $10,457            $13,043                $11,857
11/30/02           $10,827            $13,749                $11,857
12/31/02           $10,652            $13,086                $11,831
1/31/03            $10,263            $12,690                $11,884
2/28/03             $9,738            $12,473                $11,975
3/31/03             $9,777            $12,439                $12,047
4/30/03            $10,788            $13,550                $12,021
5/31/03            $11,916            $14,331                $12,001
6/30/03            $12,343            $14,584                $12,014
7/31/03            $13,082            $14,883                $12,027
8/31/03            $13,956            $15,208                $12,073
9/30/03            $14,190            $15,305                $12,112
10/31/03           $15,241            $16,216                $12,099
11/30/03           $15,536            $16,467                $12,067
12/31/03           $16,399            $17,504                $12,054
1/31/04            $16,912            $17,789                $12,112
2/29/04            $17,643            $18,093                $12,178
3/31/04            $17,386            $17,980                $12,256
4/30/04            $17,149            $17,622                $12,296
5/31/04            $17,031            $17,794                $12,368
6/30/04            $17,604            $18,167                $12,407
7/31/04            $17,149            $17,579                $12,387
8/31/04            $17,208            $17,663                $12,394
9/30/04            $17,861            $18,003                $12,420
10/31/04           $18,311            $18,448                $12,485
11/30/04           $19,746            $19,425                $12,492
12/31/04           $20,733            $20,173                $12,446
1/31/05            $20,422            $19,722                $12,472
2/28/05            $21,266            $20,356                $12,544
3/31/05            $21,000            $19,971                $12,642
4/30/05            $20,111            $19,548                $12,727
5/31/05            $20,510            $19,910                $12,714
6/30/05            $21,000            $20,091                $12,721
7/31/05            $21,910            $20,798                $12,780
8/31/05            $21,867            $20,964                $12,845

                                                              Annual Report | 11

ENDNOTES


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:        Shares are available to certain eligible investors as
                      described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 79.69% and 7.00%.
6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

12 |  Annual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES PAID DURING
  CLASS A                                        VALUE 2/28/05        VALUE 8/31/05           PERIOD* 2/28/05-8/31/05
------------------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000            $1,027.20                     $ 6.90
------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000            $1,018.40                     $ 6.87
------------------------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000            $1,023.70                     $10.71
------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000            $1,014.62                     $10.66
------------------------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000            $1,022.20                     $10.70
------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000            $1,014.62                     $10.66
------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000            $1,028.20                     $ 5.62
------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000            $1,019.66                     $ 5.60
------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.35%; B:
2.10%; C: 2.10%; and Advisor: 1.10%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 |  Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS


                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS A                                                                  2005         2004       2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................       $8.69        $7.16      $5.82       $6.10       $7.30
                                                                    ------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................        0.12         0.07       0.07        0.05        0.07
 Net realized and unrealized gains (losses) .....................        2.02         1.56       1.32       (0.27)      (0.98)
                                                                    ------------------------------------------------------------
Total from investment operations ................................        2.14         1.63       1.39       (0.22)      (0.91)
                                                                    ------------------------------------------------------------
Less distributions from:
 Net investment income ..........................................       (0.10)       (0.10)     (0.05)      (0.06)      (0.10)
 Net realized gains .............................................       (0.91)        --          --           --       (0.19)
                                                                    ------------------------------------------------------------
Total distributions .............................................       (1.01)       (0.10)     (0.05)      (0.06)      (0.29)
                                                                    ------------------------------------------------------------
Redemption fees .................................................          -- c         -- c       -- c        --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................       $9.82        $8.69      $7.16       $5.82       $6.10
                                                                    ============================================================

Total return b ..................................................      26.78%       23.04%     24.09%     (3.59)%    (12.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................    $949,606     $744,017   $691,103    $565,680    $647,893
Ratios to average net assets:
 Expenses .......................................................       1.35%        1.42%      1.46%       1.44%       1.46%
 Net investment income ..........................................       1.33%        0.91%      1.18%       0.82%       1.07%
Portfolio turnover rate .........................................      41.58%       31.69%     29.51%      25.31%      36.65%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 15

Templeton Global Smaller Companies Fund

                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS B                                                                  2005         2004       2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................       $8.42        $6.97      $5.70       $5.99       $7.20
                                                                    ------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................        0.06         0.02       0.03        0.02        0.03
 Net realized and unrealized gains (losses) .....................        1.95         1.52       1.27       (0.28)      (0.97)
                                                                    ------------------------------------------------------------
Total from investment operations ................................        2.01         1.54       1.30       (0.26)      (0.94)
                                                                    ------------------------------------------------------------
Less distributions from:
 Net investment income ..........................................       (0.02)       (0.09)     (0.03)      (0.03)      (0.08)
 Net realized gains .............................................       (0.91)          --         --          --       (0.19)
                                                                    ------------------------------------------------------------
Total distributions .............................................       (0.93)       (0.09)     (0.03)      (0.03)      (0.27)
                                                                    ------------------------------------------------------------
Redemption fees .................................................          -- c         -- c       -- c        --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year ....................................       $9.50        $8.42      $6.97       $5.70       $5.99
                                                                    ============================================================

Total return b ..................................................      25.86%       22.23%     22.97%     (4.25)%    (13.13)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................      $7,983       $4,896     $3,171      $1,409        $333
Ratios to average net assets:
 Expenses .......................................................       2.10%        2.16%      2.21%       2.19%       2.20%
 Net investment income (loss) ...................................       0.58%        0.17%      0.43%       0.07%       0.53%
Portfolio turnover rate .........................................      41.58%       31.69%     29.51%      25.31%      36.65%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.


16 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS C                                                                  2005         2004       2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................        $8.55        $7.05      $5.75       $6.00       $7.19
                                                                    ------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................................         0.06         0.02       0.02        0.01        0.02
 Net realized and unrealized gains (losses) ....................         1.98         1.54       1.30       (0.26)      (0.96)
                                                                    ------------------------------------------------------------
Total from investment operations ...............................         2.04         1.56       1.32       (0.25)      (0.94)
                                                                    ------------------------------------------------------------
Less distributions from:
 Net investment income .........................................        (0.03)       (0.06)     (0.02)         -- d     (0.06)
 Net realized gains ............................................        (0.91)          --         --          --       (0.19)
                                                                    ------------------------------------------------------------
Total distributions ............................................        (0.94)       (0.06)     (0.02)         --       (0.25)
                                                                    ------------------------------------------------------------
Redemption fees ................................................           -- c         -- c       -- c        --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year ...................................        $9.65        $8.55      $7.05       $5.75       $6.00
                                                                    ============================================================

Total return b .................................................       25.74%       22.07%     23.17%     (4.12)%    (13.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................      $55,448      $30,741    $17,347     $12,894     $13,348
Ratios to average net assets:
 Expenses ......................................................        2.10%        2.17%      2.20%       2.17%       2.20%
 Net investment income (loss) ..................................        0.58%        0.16%      0.44%       0.09%       0.33%
Portfolio turnover rate ........................................       41.58%       31.69%     29.51%      25.31%      36.65%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.
d Actual distribution from net investment income per share was $.003.




                         Annual Report | See notes to financial statements. | 17

Templeton Global Smaller Companies Fund

                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                            2005         2004       2003        2002        2001
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................        $8.71        $7.17      $5.84       $6.12       $7.31
                                                                    ------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................................         0.16         0.10       0.06        0.07        0.07
 Net realized and unrealized gains (losses) ....................         2.01         1.56       1.33       (0.28)      (0.96)
                                                                    ------------------------------------------------------------
Total from investment operations ...............................         2.17         1.66       1.39       (0.21)      (0.89)
                                                                    ------------------------------------------------------------
Less distributions from:
 Net investment income .........................................        (0.13)       (0.12)     (0.06)      (0.07)      (0.11)
 Net realized gains ............................................        (0.91)          --         --          --       (0.19)
                                                                    ------------------------------------------------------------
Total distributions ............................................        (1.04)       (0.12)     (0.06)      (0.07)      (0.30)
                                                                    ------------------------------------------------------------
Redemption fees ................................................           -- b         -- b       -- b        --          --
                                                                    ------------------------------------------------------------
Net asset value, end of year ...................................        $9.84        $8.71      $7.17       $5.84       $6.12
                                                                    ============================================================

Total return ...................................................       27.07%       23.30%     24.39%     (3.27)%    (12.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................      $39,912       $9,329     $4,834     $10,344      $2,929
Ratios to average net assets:
 Expenses ......................................................        1.10%        1.17%      1.21%       1.19%       1.21%
 Net investment income .........................................        1.58%        1.16%      1.43%       1.07%       1.10%
Portfolio turnover rate ........................................       41.58%       31.69%     29.51%      25.31%      36.65%




a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.


18 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005



---------------------------------------------------------------------------------------------------------------------------
                                                                INDUSTRY                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.0%
     AUSTRALIA 4.0%
     APN News & Media Ltd. ...................                    Media                        1,969,020    $    7,559,331
     Billabong International Ltd. ............       Textiles Apparel & Luxury Goods             369,406         3,608,188
     Downer EDI Ltd. .........................       Commercial Services & Supplies            2,581,800        11,781,305
     Iluka Resources Ltd. ....................               Metals & Mining                   1,306,400         8,375,496
     John Fairfax Holdings Ltd. ..............                    Media                          721,850         2,368,382
     PaperlinX Ltd. ..........................           Paper & Forest Products               3,240,600         7,943,725
                                                                                                            ---------------
                                                                                                                41,636,427
                                                                                                            ---------------
     BAHAMAS 0.4%
   a Steiner Leisure Ltd. ....................        Diversified Consumer Services              126,500         3,899,995
                                                                                                            ---------------
     BRAZIL 0.6%
 a,b Lojas Renner SA, 144A ...................              Multiline Retail                     280,100         5,944,145
                                                                                                            ---------------
     CANADA 8.5%
     Abitibi-Consolidated Inc. ...............           Paper & Forest Products               1,922,370         8,257,116
     CAE Inc. ................................             Aerospace & Defense                 1,903,300        13,304,746
     Domtar Inc. .............................           Paper & Forest Products                 892,900         6,031,127
   a GSI Companies Inc. ......................     Electronic Equipment & Instruments          1,220,300        12,250,790
     Legacy Hotels ...........................                 Real Estate                     1,621,700         9,792,891
     Linamar Corp. ...........................               Auto Components                     690,000         9,704,805
     MDS Inc. ................................      Health Care Providers & Services             970,300        15,608,481
   a Open Text Corp. .........................        Internet Software & Services               521,700         6,067,863
     Quebecor World Inc. .....................       Commercial Services & Supplies              454,260         8,784,107
                                                                                                            ---------------
                                                                                                                89,801,926
                                                                                                            ---------------
     CHINA 4.1%
     China Oilfield Services Ltd. ............         Energy Equipment & Services            28,962,000        11,179,865
   a China Pharmaceutical Group Ltd. .........               Pharmaceuticals                  26,320,000         4,131,735
     China Resources Power Co. Ltd. ..........Independent Power Producers & Energy Traders     9,984,000         5,716,778
     People's Food Holdings Ltd. .............                Food Products                   18,729,000        10,302,899
   a TCL Communication Technology Holdings ...          Communications Equipment              10,508,000           479,994
     TCL Multimedia Technology Holdings Ltd. .              Household Durables                32,956,000         6,021,568
     Weiqiao Textile Co. Ltd. ................       Textiles Apparel & Luxury Goods           2,463,000         3,216,749
   b Weiqiao Textile Co. Ltd., 144A ..........       Textiles Apparel & Luxury Goods           1,290,500         1,685,431
                                                                                                            ---------------
                                                                                                                42,735,019
                                                                                                            ---------------
     DENMARK 2.5%
   a Vestas Wind Systems AS ..................            Electrical Equipment                   955,140        19,900,560
 a,b Vestas Wind Systems AS, 144A ............            Electrical Equipment                   318,380         6,633,520
                                                                                                            ---------------
                                                                                                                26,534,080
                                                                                                            ---------------
     FINLAND 4.1%
     Amer Sports Corp. Ltd. ..................        Leisure Equipment & Products               569,700        10,434,195
     Huhtamaki OYJ ...........................           Containers & Packaging                  444,900         7,237,581
     Metso OYJ ...............................                  Machinery                        449,800        11,122,953
     Orion OYJ, B ............................               Pharmaceuticals                     675,300        14,258,924
                                                                                                            ---------------
                                                                                                                43,053,653
                                                                                                            ---------------






                                                              Annual Report | 19

Templeton Global Smaller Companies Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                INDUSTRY                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     GERMANY 2.0%
     Celesio AG ..............................      Health Care Providers & Services             151,000   $    13,222,743
     Vossloh AG ..............................                  Machinery                        144,400         8,345,565
                                                                                                            ---------------
                                                                                                                21,568,308
                                                                                                            ---------------
     HONG KONG 6.1%
     Asia Satellite Telecommunications
        Holdings Ltd. ........................   Diversified Telecommunication Services        3,415,000         6,547,323
     Dah Sing Financial Holdings Ltd. ........              Commercial Banks                   1,280,000         8,399,761
     Fountain Set Holdings Ltd. ..............       Textiles Apparel & Luxury Goods           8,684,000         4,329,904
     Giordano International Ltd. .............              Specialty Retail                  14,531,348         9,722,904
     Hang Lung Group Ltd. ....................                 Real Estate                     1,665,000         3,127,907
     Hopewell Holdings Ltd. ..................        Transportation Infrastructure            2,982,000         7,654,861
     Hung Hing Printing Group Ltd. ...........           Containers & Packaging               20,862,508        13,287,965
     Li & Fung Ltd. ..........................                Distributors                       929,000         1,882,708
     Ngai Lik Industrial Holding Ltd. ........             Household Durables                 14,060,000         2,044,328
     Techtronic Industries Co. Ltd. ..........             Household Durables                  2,869,242         7,236,191
                                                                                                            ---------------
                                                                                                                64,233,852
                                                                                                            ---------------
     INDIA 4.0%
   b Gail India Ltd., GDR, 144A ..............                Gas Utilities                      379,910        12,073,540
     Gujarat Ambuja Cements Ltd. .............           Construction Materials                7,548,600        11,247,885
     Housing Development Finance Corp. Ltd. ..         Thrifts & Mortgage Finance                601,660        12,365,975
     Satyam Computers Services Ltd. ..........                 IT Services                       543,622         6,545,073
                                                                                                            ---------------
                                                                                                                42,232,473
                                                                                                            ---------------
     INDONESIA 0.5%
     PT Indosat Tbk ..........................   Diversified Telecommunication Services        9,955,000         5,122,476
                                                                                                            ---------------
     ISRAEL 1.4%
   a Orbotech Ltd. ...........................     Electronic Equipment & Instruments            614,700        15,176,943
                                                                                                            ---------------
     JAPAN 2.9%
     Meitec Corp. ............................       Commercial Services & Supplies              304,100         9,506,130
     Sangetsu Co. Ltd. .......................             Household Durables                    352,000         9,604,192
     Sohgo Security Services Co. Ltd. ........       Commercial Services & Supplies              874,800        11,752,519
                                                                                                            ---------------
                                                                                                                30,862,841
                                                                                                            ---------------
     LUXEMBOURG 0.0%C
   a Thiel Logistik AG .......................                 IT Services                        44,500           164,103
                                                                                                            ---------------
     NETHERLANDS 9.8%
     Aalberts Industries NV ..................          Industrial Conglomerates                 272,969        14,139,983
     Arcadis NV ..............................         Construction & Engineering                533,932        14,480,963
   a Draka Holding NV ........................            Electrical Equipment                   193,464         3,039,876
 a,b Draka Holding NV, 144A ..................            Electrical Equipment                   135,422         2,127,869
     Imtech NV ...............................         Construction & Engineering                396,540        14,280,918
     Oce NV ..................................             Office Electronics                    413,850         6,232,250
     OPG Groep NV ............................      Health Care Providers & Services             277,700        22,605,081
     SBM Offshore NV .........................         Energy Equipment & Services               142,300        11,390,318
     Vedior NV ...............................       Commercial Services & Supplies            1,028,800        14,896,537
                                                                                                            ---------------
                                                                                                               103,193,795
                                                                                                            ---------------



20 |  Annual Report

Templeton Global Smaller Companies Fund
STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
                                                                INDUSTRY                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     NORWAY 1.3%
     Norske Skogindustrier ASA, A ............           Paper & Forest Products                 286,000   $     4,883,107
     Prosafe ASA .............................         Energy Equipment & Services               215,450         8,707,028
                                                                                                            ---------------
                                                                                                                13,590,135
                                                                                                            ---------------
     RUSSIA 0.6%
 a,b Pyaterochka Holding NV, GDR, 144A .......          Food & Staples Retailing                 393,882         6,491,175
                                                                                                            ---------------
     SINGAPORE 1.9%
     Huan Hsin Holdings Ltd. .................     Electronic Equipment & Instruments          6,101,000         2,195,126
     Venture Corp. Ltd. ......................     Electronic Equipment & Instruments          1,381,000        12,565,745
     Want Want Holdings Ltd. .................                Food Products                    4,752,500         5,417,850
                                                                                                            ---------------
                                                                                                                20,178,721
                                                                                                            ---------------
     SOUTH KOREA 5.1%
     Bank of Pusan ...........................              Commercial Banks                   1,517,430        14,567,913
     Dae Duck Electronics Co. Ltd. ...........     Electronic Equipment & Instruments          1,221,875        11,071,588
     Daegu Bank Co. Ltd. .....................              Commercial Banks                   1,333,220        13,929,164
     Halla Climate Control Co. Ltd. ..........               Auto Components                   1,104,000         9,652,691
     Hansol Paper Co. Ltd. ...................           Paper & Forest Products                 482,400         4,784,516
                                                                                                            ---------------
                                                                                                                54,005,872
                                                                                                            ---------------
     SPAIN 2.0%
     Sol Melia SA ............................        Hotels, Restaurants & Leisure              819,710        10,847,913
     Transportes Azkar SA ....................           Air Freight & Logistics               1,295,864        10,756,247
                                                                                                            ---------------
                                                                                                                21,604,160
                                                                                                            ---------------
     SWEDEN 1.3%
     D. Carnegie & Co. AB ....................               Capital Markets                   1,132,536        13,220,236
                                                                                                            ---------------
     SWITZERLAND 3.3%
     Gurit Heberlein AG, Br. .................                  Chemicals                         11,677        10,563,420
   a Kuoni Reisen Holding AG, B ..............        Hotels, Restaurants & Leisure               12,720         4,924,672
     SIG Holding AG ..........................                  Machinery                         41,150        10,364,165
     Verwaltungs-und Privat-Bank AG ..........               Capital Markets                       4,695           412,627
     Vontobel Holding AG .....................               Capital Markets                     295,900         8,006,859
                                                                                                            ---------------
                                                                                                                34,271,743
                                                                                                            ---------------
     TAIWAN 3.9%
     AcBel Polytech Inc. .....................            Electrical Equipment                15,465,290         7,886,117
     D-Link Corp. ............................          Communications Equipment              13,739,099        13,319,585
     Fu Sheng Industrial Co. Ltd. ............          Industrial Conglomerates               8,658,360        10,072,779
     Giant Manufacturing Co. .................        Leisure Equipment & Products             3,393,000         5,542,763
     Taiwan Fu Hsing .........................              Building Products                  4,503,180         4,812,559
                                                                                                            ---------------
                                                                                                                41,633,803
                                                                                                            ---------------
     THAILAND 2.1%
     BEC World Public Co. Ltd., fgn. .........                    Media                       13,896,000         4,752,786
     Glow Energy Public Co. Ltd., fgn. .......Independent Power Producers & Energy Traders     3,730,200         2,035,888
   b Glow Energy Public Co. Ltd., fgn., 144A .Independent Power Producers & Energy Traders    12,056,200         6,580,097
   a Total Access Communication Public Co. Ltd.    Wireless Telecommunication Services         2,818,400         8,427,016
                                                                                                            ---------------
                                                                                                                21,795,787
                                                                                                            ---------------



                                                              Annual Report | 21

Templeton Global Smaller Companies Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                INDUSTRY                       SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     UNITED KINGDOM 7.8%
     Avis Europe PLC .........................                 Road & Rail                     4,834,600   $     4,334,577
     Bodycote International PLC ..............                  Machinery                      4,450,330        17,123,132
   b Bodycote International PLC, 144A ........                  Machinery                      1,075,082         4,136,496
   a Cambridge Antibody Technology Group PLC                  Biotechnology                      425,000         5,671,619
     DS Smith PLC ............................           Containers & Packaging                3,902,900        11,500,012
     Game Group PLC ..........................              Specialty Retail                   6,220,800        10,426,110
     Homeserve PLC ...........................       Commercial Services & Supplies              334,800         6,425,814
     John Wood Group .........................         Energy Equipment & Services             3,594,460        13,376,633
     Yule Catto & Company PLC ................                  Chemicals                      2,090,510         8,712,185
                                                                                                            ---------------
                                                                                                                81,706,578
                                                                                                            ---------------
     UNITED STATES 11.8%
   a Agile Software Corp. ....................                  Software                       1,759,250        11,681,420
   a BearingPoint Inc. .......................                 IT Services                       643,300         5,262,194
     Central Parking Corp. ...................       Commercial Services & Supplies              815,400        12,956,706
   a Coinstar Inc. ...........................       Commercial Services & Supplies              795,880        15,272,937
   a Convergys Corp. .........................                 IT Services                       819,100        11,647,602
   a Input/Output Inc. .......................         Energy Equipment & Services               535,940         4,964,440
     Irwin Financial Corp. ...................              Commercial Banks                     249,530         5,240,130
   a Maxtor Corp. ............................           Computers & Peripherals               2,365,100        11,494,386
   a Scholastic Corp. ........................                    Media                          157,400         5,740,378
   a Seitel Inc. .............................         Energy Equipment & Services             2,764,450         4,699,565
 a,d Sharper Image Corp. .....................              Specialty Retail                     937,400        12,598,656
   a Sigmatel Inc. ...........................  Semiconductors & Semiconductor Equipment         316,540         6,125,049
     Tredegar Corp. ..........................          Industrial Conglomerates                 594,300         7,381,206
   a West Marine Inc. ........................              Specialty Retail                     477,510         8,891,235
                                                                                                            ---------------
                                                                                                               123,955,904
                                                                                                            ---------------
     TOTAL COMMON STOCKS (COST $710,492,940) .                                                                 968,614,150
                                                                                                            ---------------
     PREFERRED STOCKS (COST $1,922,752) 1.2%
     GERMANY 1.2%
     Hugo Boss AG, pfd. ......................       Textiles Apparel & Luxury Goods             384,080        12,718,979
                                                                                                            ---------------



22 |  Annual Report

Templeton Global Smaller Companies Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS (COST $59,273,813) 5.6%
     UNITED STATES 5.6%
   e Federal Home Loan Bank, 9/01/05 .........                                               $59,279,000    $   59,279,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $771,689,505) 98.8%                                                                1,040,612,129
  OTHER ASSETS, LESS LIABILITIES 1.2% ........                                                                  12,336,246
                                                                                                            ---------------
  NET ASSETS 100.0% ..........................                                                              $1,052,948,375
                                                                                                            ===============


SELECTED PORTFOLIO ABBREVIATIONS:
GDR - Global Depository Receipt



a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.
c Rounds to less than 0.05% of net assets.
d See Note 8 regarding holdings of 5% voting securities.
e The security is traded on a discount basis with no stated coupon rate.

                         Annual Report | See notes to financial statements. | 23

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................  $  756,232,181
  Cost - Non-controlled affiliated issuers (Note 8) ...........      15,457,324
                                                                 --------------
  Total cost of investments ...................................  $  771,689,505
                                                                 ===============
  Value - Unaffiliated issuers ................................  $1,028,013,473
  Value - Non-controlled affiliated issuers (Note 8) ..........      12,598,656
                                                                 --------------
  Total value of investments ..................................   1,040,612,129
 Cash .........................................................          11,008
 Foreign currency, at value (cost $7,027,958) .................       7,360,348
 Receivables:
  Investment securities sold ..................................      18,009,520
  Capital shares sold .........................................       2,229,477
  Dividends and interest ......................................       2,674,735
                                                                 --------------
      Total assets ............................................   1,070,897,217
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased .............................      15,339,822
  Capital shares redeemed .....................................       1,197,751
  Affiliates ..................................................       1,200,642
 Other liabilities ............................................         210,627
                                                                 --------------
      Total liabilities .......................................      17,948,842
                                                                 --------------
        Net assets, at value ..................................  $1,052,948,375
                                                                 ===============
Net assets consist of:
 Paid-in capital ..............................................    $656,794,071
 Undistributed net investment income ..........................       5,960,716
 Net unrealized appreciation (depreciation) ...................     269,222,980
 Accumulated net realized gain (loss) .........................     120,970,608
                                                                 --------------
        Net assets, at value ..................................  $1,052,948,375
                                                                 ===============




24 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2005


CLASS A:
 Net assets, at value ...........................................  $949,605,845
                                                                   =============
 Shares outstanding .............................................    96,715,716
                                                                   =============
 Net asset value per share a ....................................          9.82
                                                                   =============
 Maximum offering price per share
  (net asset value per share / 94.25%) ..........................          10.42
                                                                   =============
CLASS B:
 Net assets, at value ...........................................   $ 7,982,662
                                                                   =============
 Shares outstanding .............................................       839,883
                                                                   =============
 Net asset value and maximum offering price per share a .........          9.50
                                                                   =============
CLASS C:
 Net assets, at value ...........................................  $ 55,447,533
                                                                   =============
 Shares outstanding .............................................     5,743,871
                                                                   =============
 Net asset value and maximum offering price per share a .........          9.65
                                                                   =============
ADVISOR CLASS:
 Net assets, at value ...........................................  $ 39,912,335
                                                                   =============
 Shares outstanding .............................................     4,056,579
                                                                   =============
 Net asset value and maximum offering price per share a .........          9.84
                                                                   =============



a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.




                         Annual Report | See notes to financial statements. | 25

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2005


Investment income:
 Dividends - Unaffiliated issuers (net of foreign taxes of $2,628,093) ......   $  24,188,812
 Interest ...................................................................       1,141,667
 Other income (Note 9) ......................................................          45,919
                                                                                --------------
     Total investment income ................................................      25,376,398
                                                                                --------------
Expenses:
 Management fees (Note 3a) ..................................................       7,094,872
 Administrative fees (Note 3b) ..............................................       1,221,188
 Distribution fees (Note 3c)
  Class A ...................................................................       2,177,482
  Class B ...................................................................          70,589
  Class C ...................................................................         426,492
 Transfer agent fees (Note 3e) ..............................................       1,279,500
 Custodian fees (Note 4) ....................................................         395,712
 Reports to shareholders ....................................................         136,500
 Registration and filing fees ...............................................          89,407
 Professional fees ..........................................................          55,738
 Trustees' fees and expenses ................................................          95,900
 Other ......................................................................          46,200
                                                                                --------------
      Total expenses ........................................................      13,089,580
      Expense reductions (Note 4) ...........................................         (25,414)
                                                                                --------------
        Net expenses ........................................................      13,064,166
                                                                                --------------
          Net investment income .............................................      12,312,232
                                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $524,535) ............................     137,672,430
  Foreign currency transactions .............................................        (106,304)
                                                                                --------------
   Net realized gain (loss)                                                       137,566,126
                                                                                --------------
 Net change in unrealized appreciation
 (depreciation) on:
  Investments ...............................................................      60,456,193
  Translation of assets and liabilities denominated in foreign currencies ...         284,696
  Deferred taxes ............................................................       1,790,679
                                                                                --------------
   Net change in unrealized appreciation (depreciation) .....................      62,531,568
                                                                                --------------
Net realized and unrealized gain (loss) .....................................     200,097,694
                                                                                --------------
Net increase (decrease) in net assets resulting from operations .............   $ 212,409,926
                                                                                ==============




26 |  See notes to financial statements.  |  Annual Report

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        -------------------------------
                                                                                              YEAR ENDED AUGUST 31,
                                                                                              2005               2004
                                                                                        -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $   12,312,232    $  7,215,508
  Net realized gain (loss) from investments and foreign currency transactions .......      137,566,126     124,039,062
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes .....       62,531,568      28,977,939
                                                                                        -------------------------------
      Net increase (decrease) in net assets resulting from operations ...............      212,409,926     160,232,509
                                                                                        -------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................................       (8,990,630)    (10,007,645)
   Class B ..........................................................................          (10,120)        (52,559)
   Class C ..........................................................................         (103,440)       (159,628)
   Advisor Class ....................................................................         (177,563)        (86,378)
  Net realized gains:
   Class A ..........................................................................      (78,639,477)           --
   Class B ..........................................................................         (586,834)           --
   Class C ..........................................................................       (3,462,049)           --
   Advisor Class ....................................................................       (1,223,672)           --
                                                                                        -------------------------------
 Total distributions to shareholders ................................................      (93,193,785)    (10,306,210)
                                                                                        -------------------------------
 Capital share transactions: (Note 2)
   Class A ..........................................................................       96,033,384     (90,963,416)
   Class B ..........................................................................        2,234,294         859,846
   Class C ..........................................................................       19,437,641       9,294,105
   Advisor Class ....................................................................       27,042,122       3,386,073
                                                                                        -------------------------------
 Total capital share transactions ...................................................      144,747,441     (77,423,392)
                                                                                        -------------------------------
 Redemption fees ....................................................................            1,823          25,007
                                                                                        -------------------------------
       Net increase (decrease) in net assets ........................................      263,965,405      72,527,914
Net assets:
 Beginning of year ..................................................................      788,982,970     716,455,056
                                                                                        -------------------------------
 End of year ........................................................................   $1,052,948,375    $788,982,970
                                                                                        ===============================
Undistributed net investment income included in net assets:
 End of year ........................................................................   $    5,960,716    $  3,438,414
                                                                                        ===============================




                         Annual Report | See notes to financial statements. | 27

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.







28 |  Annual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES
No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on valuation date.





                                                              Annual Report | 29

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.





30 |  Annual Report

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton funds' Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At August 31, 2005, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                    ---------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                                 2005                            2004
                                    ---------------------------------------------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold ....................    17,204,944    $ 160,106,256     16,608,824    $ 137,819,241
 Shares issued in reinvestment of
  distributions .................     9,113,379       77,203,673      1,129,959        8,565,100
 Shares redeemed ................   (15,201,767)    (141,276,545)   (28,682,784)    (237,347,757)
                                    ---------------------------------------------------------------
 Net increase (decrease) ........    11,116,556    $  96,033,384    (10,944,001)   $ (90,963,416)
                                    ===============================================================
CLASS B SHARES:
 Shares sold ....................       337,187    $   3,006,475        791,378    $   6,371,024
 Shares issued in reinvestment of
  distributions .................        64,007          527,747          6,754           49,578
 Shares redeemed ................      (142,953)      (1,299,928)      (671,299)      (5,560,756)
                                    ---------------------------------------------------------------
 Net increase (decrease) ........       258,241    $   2,234,294        126,833    $     859,846
                                    ===============================================================
CLASS C SHARES:
 Shares sold ....................     2,667,404    $  24,455,155      2,457,661    $  20,249,276
 Shares issued in reinvestment of
  distributions .................       329,414        2,754,726         17,982          133,963
 Shares redeemed ................      (848,595)      (7,772,240)    (1,339,336)     (11,089,134)
                                    ---------------------------------------------------------------
 Net increase (decrease) ........     2,148,223    $  19,437,641      1,136,307    $   9,294,105
                                    ===============================================================
ADVISOR CLASS SHARES:
 Shares sold ....................     3,133,170    $  28,520,085      1,354,236    $  10,993,871
 Shares issued in reinvestment of
  distributions .................       116,823          991,141         10,694           81,278
 Shares redeemed ................      (264,671)      (2,469,104)      (967,391)      (7,689,076)
                                    ---------------------------------------------------------------
 Net increase (decrease) ........     2,985,322    $  27,042,122        397,539    $   3,386,073
                                    ===============================================================










                                                              Annual Report | 31

Templeton Global Smaller Companies Fund

3. TRANSACTION WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------------
  SUBSIDIARY                                                                     AFFILIATION
------------------------------------------------------------------------------------------------------------
  Templeton Investments Counsel LLC (TIC)                                        Investment manager
  Franklin Templeton Services, LLC (FT Services)                                 Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)                  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%          Up to and including $1 billion
        0.730%          Over $1 billion, up to and including $5 billion
        0.710%          Over $5 billion, up to and including $10 billion
        0.690%          Over $10 billion, up to and including $15 billion
        0.670%          Over $15 billion, up to and including $20 billion
        0.650%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2005, Distributors advised the Fund that unreimbursed costs were $1,350,608.







32 |  Annual Report

Templeton Global Smaller Companies Fund

3. TRANSACTION WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .....................................................    1.00%
Class C .....................................................    1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ...........................  $210,662
Contingent deferred sales charges retained .............  $ 19,897

aNet of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,279,500, of which $962,081 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $122,661.

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                             ---------------------------
                                                 2005            2004
                                             ---------------------------
Distributions paid from:
 Ordinary Income                             $ 9,281,753     $10,306,210
 Long term capital gain                       83,912,032              --
                                             ---------------------------
                                             $93,193,785     $10,306,210
                                             ===========================





                                                              Annual Report | 33

Templeton Global Smaller Companies Fund

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and foreign taxes paid on net realized gains.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................................  $781,180,030
                                                            ============

Unrealized appreciation ..................................  $296,471,369
Unrealized depreciation ..................................   (37,039,270)
                                                            ------------
Net unrealized appreciation (depreciation) ...............  $259,432,099
                                                            ============

Undistributed ordinary income ............................  $ 24,271,943
Undistributed long term capital gains ....................   112,272,567
                                                            ------------
Distributable earnings ...................................  $136,544,510
                                                            ============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $400,563,485 and $366,092,771, respectively.


7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


8. HOLDINGS OF 5% VOTING SECURITIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the year ended August 31, 2005 were as shown below:

---------------------------------------------------------------------------------------------------------------
                     NUMBER OF                         NUMBER OF
                    SHARES HELD                       SHARES HELD      VALUE
                   AT BEGINNING  GROSS       GROSS       AT END        AT END     INVESTMENT  REALIZED CAPITAL
  NAME OF ISSUER      OF YEAR  ADDITIONS  REDUCTIONS     OF YEAR       OF YEAR      INCOME       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
  Sharper Image Corp.      --    937,400        --       937,400   $12,598,656        $--            $--
                                                                   --------------------------------------------
              TOTAL AFFILIATED SECURITIES (1.20% of Net Assets)    $12,598,656        $--            $--
                                                                   ============================================




34 |  Annual Report

Templeton Global Smaller Companies Fund

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds, including the Fund, and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.









                                                              Annual Report | 35

Templeton Global Smaller Companies Fund

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.





36 |  Annual Report

Templeton Global Smaller Companies Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Smaller Companies Fund (the "Fund") at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005





                                                              Annual Report | 37

Templeton Global Smaller Companies Fund

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $129,376,263 as a capital gain dividend for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 5.72% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $18,371,472 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2005. In January 2006, shareholders will receive Form 1099-DIVwhich will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2005, more than 50% of the Templeton Global Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 20, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.





38 |  Annual Report

Templeton Global Smaller Companies Fund

RECORD DATE: 10/20/2005
--------------------------------------------------------------------------------
                                              CLASS A
                       FOREIGN TAX            FOREIGN              FOREIGN
                          PAID             SOURCE INCOME     QUALIFIED DIVIDENDS
  COUNTRY               PER SHARE            PER SHARE            PER SHARE
--------------------------------------------------------------------------------
  Australia ...........  $0.0009              $0.0115              $0.0115
  Canada ..............   0.0017               0.0075               0.0044
  China ...............   0.0000               0.0085               0.0000
  Denmark .............   0.0002               0.0009               0.0009
  Finland .............   0.0042               0.0184               0.0184
  Germany .............   0.0012               0.0051               0.0025
  Hong Kong ...........   0.0000               0.0141               0.0000
  India ...............   0.0048               0.0057               0.0043
  Indonesia ...........   0.0002               0.0010               0.0010
  Japan ...............   0.0004               0.0038               0.0038
  Mexico ..............   0.0000               0.0003               0.0003
  Netherlands .........   0.0035               0.0152               0.0152
  Norway ..............   0.0010               0.0044               0.0044
  Singapore ...........   0.0000               0.0043               0.0000
  South Korea .........   0.0027               0.0106               0.0106
  Spain ...............   0.0004               0.0018               0.0018
  Sweden ..............   0.0014               0.0059               0.0059
  Switzerland .........   0.0009               0.0054               0.0054
  Taiwan ..............   0.0052               0.0168               0.0000
  Thailand ............   0.0003               0.0020               0.0020
  United Kingdom ......   0.0000               0.0150               0.0150
                        --------------------------------------------------------
  TOTAL ...............  $0.0290              $0.1582              $0.1074
                        ========================================================

--------------------------------------------------------------------------------
                                              CLASS B
                       FOREIGN TAX            FOREIGN              FOREIGN
                          PAID             SOURCE INCOME     QUALIFIED DIVIDENDS
  COUNTRY               PER SHARE            PER SHARE            PER SHARE
--------------------------------------------------------------------------------
  Australia ...........  $0.0009              $0.0084              $0.0084
  Canada ..............   0.0017               0.0054               0.0032
  China ...............   0.0000               0.0061               0.0000
  Denmark .............   0.0002               0.0007               0.0007
  Finland .............   0.0042               0.0133               0.0133
  Germany .............   0.0012               0.0037               0.0018
  Hong Kong ...........   0.0000               0.0103               0.0000
  India ...............   0.0048               0.0041               0.0031
  Indonesia ...........   0.0002               0.0007               0.0007
  Japan ...............   0.0004               0.0027               0.0027
  Mexico ..............   0.0000               0.0002               0.0002
  Netherlands .........   0.0035               0.0110               0.0110
  Norway ..............   0.0010               0.0032               0.0032
  Singapore ...........   0.0000               0.0031               0.0000
  South Korea .........   0.0027               0.0077               0.0077
  Spain ...............   0.0004               0.0013               0.0013
  Sweden ..............   0.0014               0.0043               0.0043
  Switzerland .........   0.0009               0.0039               0.0039
  Taiwan ..............   0.0052               0.0122               0.0000
  Thailand ............   0.0003               0.0015               0.0015
  United Kingdom ......   0.0000               0.0109               0.0109
                        --------------------------------------------------------
  TOTAL ...............  $0.0290              $0.1147              $0.0779
                        ========================================================





                                                              Annual Report | 39

Templeton Global Smaller Companies Fund

--------------------------------------------------------------------------------
                                              CLASS C
                       FOREIGN TAX            FOREIGN            FOREIGN
                          PAID             SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY               PER SHARE            PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ...........  $0.0009              $0.0090            $0.0090
  Canada ..............   0.0017               0.0058             0.0034
  China ...............   0.0000               0.0066             0.0000
  Denmark .............   0.0002               0.0007             0.0007
  Finland .............   0.0042               0.0143             0.0143
  Germany .............   0.0012               0.0039             0.0019
  Hong Kong ...........   0.0000               0.0110             0.0000
  India ...............   0.0048               0.0044             0.0033
  Indonesia ...........   0.0002               0.0007             0.0007
  Japan ...............   0.0004               0.0029             0.0029
  Mexico ..............   0.0000               0.0002             0.0002
  Netherlands .........   0.0035               0.0118             0.0118
  Norway ..............   0.0010               0.0035             0.0035
  Singapore ...........   0.0000               0.0034             0.0000
  South Korea .........   0.0027               0.0083             0.0083
  Spain ...............   0.0004               0.0014             0.0014
  Sweden ..............   0.0014               0.0046             0.0046
  Switzerland .........   0.0009               0.0042             0.0042
  Taiwan ..............   0.0052               0.0130             0.0000
  Thailand ............   0.0003               0.0016             0.0016
  United Kingdom ......   0.0000               0.0116             0.0116
                        --------------------------------------------------------
  TOTAL ...............  $0.0290              $0.1229            $0.0834
                        ========================================================


--------------------------------------------------------------------------------
                                           ADVISOR CLASS
                       FOREIGN TAX            FOREIGN            FOREIGN
                          PAID             SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY               PER SHARE            PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ...........  $0.0009              $0.0127            $0.0127
  Bermuda .............   0.0000               0.0001             0.0001
  Canada ..............   0.0017               0.0082             0.0048
  China ...............   0.0000               0.0093             0.0000
  Denmark .............   0.0002               0.0010             0.0010
  Finland .............   0.0042               0.0202             0.0202
  Germany .............   0.0012               0.0056             0.0027
  Hong Kong ...........   0.0000               0.0156             0.0000
  India ...............   0.0048               0.0063             0.0047
  Indonesia ...........   0.0002               0.0010             0.0010
  Japan ...............   0.0004               0.0041             0.0041
  Mexico ..............   0.0000               0.0003             0.0003
  Netherlands .........   0.0035               0.0167             0.0167
  Norway ..............   0.0010               0.0049             0.0049
  Singapore ...........   0.0000               0.0048             0.0000
  South Korea .........   0.0027               0.0117             0.0117
  Spain ...............   0.0004               0.0019             0.0019
  Sweden ..............   0.0014               0.0065             0.0065
  Switzerland .........   0.0009               0.0060             0.0060
  Taiwan ..............   0.0052               0.0185             0.0000
  Thailand ............   0.0003               0.0022             0.0022
  United Kingdom ......   0.0000               0.0165             0.0165
                        --------------------------------------------------------
  TOTAL ...............  $0.0290              $0.1741            $0.1180
                        ========================================================






40 |  Annual Report

Templeton Global Smaller Companies Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006 shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.





                                                              Annual Report | 41

Templeton Global Smaller Companies Fund

BOARD MEMBERS AND OFFICERS


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)        Trustee         Since 1992      141                       Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                   company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (1944)       Trustee         Since 2004      20                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power Company
 Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
 (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (1932)     Trustee         Since 1992      142                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)        Trustee         Since 2004      137                       Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                   (exploration and refining of oil and gas),
 Suite 2100                                                                               H.J. Heinz Company (processed foods and
 Fort Lauderdale, FL 33394-3091                                                           allied products), RTI International
                                                                                          Metals, Inc. (manufacture and distribution
                                                                                          of titanium), Canadian National Railway
                                                                                          (railroad), and White Mountains Insurance
                                                                                          Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

42 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)       Trustee         Since 1993      141                       Director, Martek Biosciences Corporation,
 500 East Broward Blvd.                                                                   MedImmune, Inc. (biotechnology), and
 Suite 2100                                                                               Overstock.com (Internet services); and
 Fort Lauderdale, FL 33394-3091                                                           FORMERLY, Director, MCI Communication
                                                                                          Corporation (subsequently known as MCI
                                                                                          WorldCom, Inc. and WorldCom, Inc.)
                                                                                          (communications services) (1988-2002),
                                                                                          White Mountains Insurance Group, Ltd.
                                                                                          (holding company) (1987-2004) and
                                                                                          Spacehab, Inc. (aerospace services)
                                                                                          (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
 (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (1929)        Trustee         Since 1990      27                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)          Trustee         Since 2004      101                       Director, White Mountains Insurance Group,
 500 East Broward Blvd.                                                                   Ltd. (holding company), Amerada Hess
 Suite 2100                                                                               Corporation (exploration and refining of
 Fort Lauderdale, FL 33394-3091                                                           oil and gas) and Sentient Jet (private jet
                                                                                          service); and FORMERLY, Director, Becton
                                                                                          Dickinson and Company (medical
                                                                                          technology), Cooper Industries, Inc.
                                                                                          (electrical products and tools and
                                                                                          hardware), Health Net, Inc. (formerly,
                                                                                          Foundation Health) (integrated managed
                                                                                          care), The Hertz Corporation, Pacific
                                                                                          Southwest Airlines, The RCA Corporation,
                                                                                          Unicom (formerly, Commonwealth Edison) and
                                                                                          UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS   Trustee         Since 2004      20                        None
 (1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (1930)     Trustee         Since 1993      15                        Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                   (exploration and refining of oil and gas),
 Suite 2100                                                                               Total Logistics, Inc. (formerly C2, Inc.)
 Fort Lauderdale, FL 33394-3091                                                           (operating and investment business) and
                                                                                          Weatherford International, Ltd (oilfield
                                                                                          products and servicing) (2004-present);
                                                                                          and FORMERLY, Director, H.J. Heinz Company
                                                                                          (processed foods and allied
                                                                                          products)(1987-1988; 1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
 Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
 U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (1945)       Trustee and     Trustee since   21                        None
 One Franklin Parkway           Vice President  1992 and Vice
 San Mateo, CA 94403-1906                       President since
                                                1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46  of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

44 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (1933)    Trustee,        Trustee and     141                       None
 One Franklin Parkway           Chairman of     Chairman of the
 San Mateo, CA 94403-1906       the Board and   Board since 1995
                                Vice President  and Vice
                                                President since
                                                1992
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)          Chief           Since 2004      Not Applicable            Not Applicable
 One Franklin Parkway           Compliance
 San Mateo, CA 94403-1906       Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (1964)      President and   Since 2002      Not Applicable            Not Applicable
 PO Box N-7759                  Chief
 Lyford Cay, Nassau, Bahamas    Executive
                                Officer -
                                Investment
                                Management
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)        Senior Vice     Since 2002      Not Applicable            Not Applicable
 500 East Broward Blvd.         President and
 Suite 2100                     Chief
 Fort Lauderdale, FL 33394-3091 Executive
                                Officer -
                                Finance and
                                Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)           Vice President  Since 2000      Not Applicable            Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                           LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947)        Vice President  Since 2000      Not Applicable            Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (1940)  Vice President  Since 1996      Not Applicable            Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (1940)             Vice President  Since 1994      Not Applicable            Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (1937)       Vice            Since 2002      Not Applicable            Not Applicable
 600 Fifth Avenue               President -
 Rockefeller Center             AML
 New York, NY 10020-2302        Compliance
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
 Institutional Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (1960)      Secretary       Since December  Not Applicable            Not Applicable
 500 East Broward Blvd.                         2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
 Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------

46 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                           LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (1956)       Treasurer       Since 2004      Not Applicable            Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (1937)       Vice President  Since 2000      Not Applicable            Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (1951)         Chief Financial Since 2004      Not Applicable            Not Applicable
 500 East Broward Blvd.         Officer and
 Suite 2100                     Chief
 Fort Lauderdale, FL 33394-3091 Accounting
                                Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2004, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 47

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses of the Fund discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits





48 |  Annual Report

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2005, as well as the previous ten years ended on such date in comparison to a performance universe consisting of the Fund and all retail and institutional global small/mid-cap core funds as selected by Lipper. The Fund's total return, as shown in such report, was in the highest quintile of such performance universe for the one-year period, and on an annualized basis was also in the highest quintile of such performance universe for the previous three- and five-year periods, and in the fourth quintile for the previous ten-year period. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those





                                                              Annual Report | 49

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the second highest quintile of its Lipper expense group while its actual total expenses were in the lowest quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group, noting that in the previous year it had added additional breakpoints to the Fund's management fee.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity, which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and





50 |  Annual Report

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment advisory contract, as revised effective June 1, 2004, provides a fee at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; 0.71% on the next $5 billion of Fund net assets; 0.69% on the next $5 billion of Fund net assets; 0.67% on the next $5 billion of Fund net assets; and 0.65% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services, which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2004, the Fund's net assets were approximately $950 million, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.





                                                              Annual Report | 51

Templeton Global Smaller Companies Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.



52 |  Annual Report

Literature Request


LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund


TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6

Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 8



1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 6.Portfolio of insured municipal securities.
7.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



ANNUAL REPORT AND SHAREHOLDER LETTER
Templeton Global Smaller
Companies Fund

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


103 A2005  10/05





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,090 for the fiscal year ended August 31, 2005 and $13,661 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $366 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended August 31, 2005 and $99,634 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended August 31, 2005 and $148,579 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 21, 2005